--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) June 25, 2004

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of June 1, 2004, providing for, inter alia, the issuance of Mortgage Loan Asset-Backed Certificates, Series 2004-SP1)


                   Residential Asset Mortgage Products, Inc.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                           333-110437             41-1955181
--------                           ----------             ----------
(State or Other Jurisdiction of    (Commission         (I.R.S. Employer
Incorporation)                    File Number)       Identification No.)

8400 Normandale Lake Blvd.                                     55437
                                                               -----
Suite 250                                                       (Zip
Minneapolis, Minnesota                                         Code)
(Address of Principal Executive
Offices)


Registrant's telephone number, including area code, is (952) 832-7000


--------------------------------------------------------------------------------

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.
        -----------------------------------------------------------------

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

     10.1 Pooling and Servicing Agreement, dated as of June 1, 2004 among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, as trustee.

                                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.


                                            By:    /s/Mark White
                                               --------------------------------
                                            Name:  Mark White
                                            Title: Vice President

Dated: July 12, 2004